Inspire Medical Systems, Inc. September 2019 NYSE: INSP 1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding our clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. © Inspire Medical Systems, Inc. 2 All Rights Reserved INSPIRE CONFIDENTIAL

© Inspire Medical Systems, Inc. 3 All Rights Reserved INSPIRE CONFIDENTIAL

Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA)

- **First and only FDA-approved neurostimulation technology for OSA**
- **More than 6,000 patients treated with Inspire therapy**
- **Alternative for the estimated 35 – 65% of non-CPAP compliant patients**
- **~$10bn annual U.S. market opportunity**
- **Innovative, closed-loop, minimally invasive solution**
- **Safe, comfortable, and convenient therapy**
- **Significant body of clinical evidence involving >1,500 patients across 22 studies**
- **Strong customer base and growing sales team**
- **Growing reimbursement with 142 million covered lives**
- **Proven management team leading 200+ employees**

Our History & Key Milestones

1990s: Medtronic (MDT) begins early work on the development of Inspire

2001: Initial clinical results published by MDT

2007: Inspire is founded after being spun-out of Medtronic

2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe

2014: STAR results published in the *New England Journal of Medicine* in January; **received PMA approval from the FDA in April**

2015: 18-month STAR data published; revenues of $8.0M

2016: 1,000th implant milestone; revenues of $16.4M

2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M

2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M

2019: 6,000th patient receives Inspire therapy; Many BCBS plans and United Healthcare write positive coverage

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Strong Management Team



Tim Herbert

President, CEO & Founder

- *30+ Years of Experience*

Medtronic



Rick Buchholz

Chief Financial Officer

- *25+ Years of Experience*

superDimension

EY Building a better working world

Vascular Solutions



Randy Ban

Chief Commercial Officer

- *25+ Years of Experience*

Boston Scientific Advancing science for life™

GUIDANT

Other Key Management	
Steve Jandrich	VP, Human Resources & Chief Compliance Officer
Ivan Lubogo	Sr. VP, U.S. Sales
Martin Abrams	VP, Marketing & Customer Experience
Andreas Henke	VP, European Operations
Quan Ni, PhD	VP, Research & Clinical Affairs
John Rondoni	VP, Product Development, Operations & Quality
Kathy Sherwood	VP, Global Market Access

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All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire Sleep Apnea Innovation

OSA is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event


Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]

Increased Risk of Mortality[5]


100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website
1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire Sleep Apnea Innovation

Current Treatment Options such as CPAP and Invasive Surgery have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- **Long-term limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)**
- Low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud



Drivers of Non-Compliance

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device[2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries


Adults with Moderate to Severe OSA Prescribed CPAP2 = ~2 million
• Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
• Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
• Multiplied by: our ASP
Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.
1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

Inspire Therapy is a Proven Solution for Patients with OSA

Inspire System


inspire
SN AIR300376C
Model 3028
Inspire Medical Systems

Remote control and three implantable components:

1. **Pressure sensing lead**: detects when the patient is attempting to breathe
2. **Neurostimulator**: houses the electronics and battery power for the device
3. **Stimulation lead**: delivers electrical stimulation to the hypoglossal nerve

Inspire Procedure


3 Stimulation Lead
1 Pressure Sensing Lead
Hypoglossal Nerve
2 Neurostimulator

- Approximately a two-hour outpatient procedure
- Requires three small incisions
- Patients typically recover quickly and resume normal activities in just a few days
- System activation occurs 30 days after implantation
- Patient controls system by turning on the device each night with the remote control before going to sleep

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All Rights Reserved
INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

Inspire Therapy is a Safe and Effective Solution

Mild Stimulation is a Clear Mechanism of Action


No Stimulation
Mild Stimulation
Palate
Tongue Base
Obstructed Airway
Palate
Tongue Base
Open Airway

Inspire Therapy Offers Significant Benefits

- ✓ Strong safety profile
- ✓ Effective and durable treatment
- ✓ Closed-loop system
- ✓ Strong patient compliance
- ✓ High patient satisfaction
- ✓ Minimally invasive outpatient procedure
- ✓ ~11-year battery life (without recharging)
- ✓ Utilizes patient's natural physiology
- ✓ Short recovery times post surgery
- ✓ Patient controlled therapy

Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments

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INSPIRE CONFIDENTIAL

Objective Measures Show the Impact of Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on Airflow Breathing Oxygen Saturation OSA events No OSA events After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals © Inspire Medical Systems, Inc. 11 All Rights Reserved INSPIRE CONFIDENTIAL

Clinical Evidence © Inspire Medical Systems, Inc. 12 All Rights Reserved INSPIRE CONFIDENTIAL

Significant Body of Clinical Evidence Evaluating Inspire in >1,500 Patients Across 22 Studies1 Patients Clinical Studies Evaluated Stimulation Therapy for Apnea Reduction (STAR) 126 German Post-Market Study 60 ADHERE Patient Registry 508 Company Company Sponsored Pediatric / Down Syndrome 26 Inspire vs. traditional sleep surgery 248 (Cleveland Clinic, Thomas Jefferson, UPenn) Independent Studies in Single Centers 2 150 Independent Studies of Specific Populations 418 Independent German and French Experience 143 (Munich, Lubeck, Bordeaux) Total Patients Evaluated Above 1,679 1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total. 2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non- Academic Hospital in San Diego; and University of Pennsylvania. © Inspire Medical Systems, Inc. 13 All Rights Reserved INSPIRE CONFIDENTIAL

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (ODI) (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour per Events Events per Hour per Events Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 8.9 8.0 7.2 7.6 6.3 6.0 Score (Events/hr) Score (Events/hr) Score Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) © Inspire Medical Systems, Inc. 14 All Rights Reserved INSPIRE CONFIDENTIAL

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics Functional Outcomes of Sleep Questionnaire (Median) Epworth Sleepiness Scale (Median) Normalized daytime functioning = 17.9 18.2 18.4 18.8 18.7 11.0 Normalized daytime sleepiness = 10.0 14.6 6.0 6.0 6.0 6.0 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results All p values <0.001 vs. baseline results No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 86% 87% 90% 81% 30% 17% 5% 4% 3% 1% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 © Inspire Medical Systems, Inc. 15 All Rights Reserved INSPIRE CONFIDENTIAL

Summary of Selected Clinical Studies German Post- ADHERE Patient TJUH and UPMC STAR Trial Market Study1 Registry1 Evaluation2 # of Inspire Patients 124 97 56 508 48 / 49 Time Following 12 5 Years 12 Months 12 Months 3 Months Implantation Months AHI – Baseline 29.3 29.3 28.6 34.0 35.9 / 35.3 AHI – Therapy 9.0 6.2 9.5 7.0 6.3 / 6.3 ESS – Baseline 11.0 11.0 13.0 12 11.1 / 10.9 ESS – Therapy 6.0 6.0 6.5 7 5.8 / 6.6 FOSQ – Baseline 14.6 14.6 13.7 * * FOSQ – Therapy 18.2 18.7 18.6 * * 86% daily; Average 39 hours per Average >45 hours Therapy 80% Average 5.7 hours 93% 5+ week; 89% ≥20 hours per week; >75% ≥40 Compliance daily per night days per week hours per week weekly ____________________ 1. Represents median results. 2. Represents mean results. © Inspire Medical Systems, Inc. 16 All Rights Reserved INSPIRE CONFIDENTIAL

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry

Our post-implantation study with the goal of collecting data on a group in excess of 2,500 patients

Registry Results from 508 Patients

- Registry study designed to be retrospective and prospective
- 14 centers were involved in registry
- Registry enrolled 1,300 patients between October 2016 and July 2019

Adherence Monitoring: Average home device use: 5.7 hours / night



Apnea Hypopnea Index (Median)
34.0
P<0.0001
79% Reduction
7.0
Baseline
N=499
12 Months
N=227



Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
12
42%
Reduction
P<0.0001
7
Baseline
N=443
12 Months
N=241

Inspire is Better Experience than CPAP



96%

Would Recommend to Friends / Family



96%

Overall Patient Satisfaction



94%

Patients would Choose Inspire Again



94%

Early results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting

Note: Latest registry data as of November 2018.

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Product and Indication Expansion © Inspire Medical Systems, Inc. 18 All Rights Reserved INSPIRE CONFIDENTIAL

We are Committed to Continuous Product Development & Indication Expansion

Inspire
Sleep Apnea Innovation

Indication Expansion

- Working with the FDA to expand indication in the U.S. to patients as young as 12 years of age (including Down syndrome)
    - Patients born with Down syndrome have higher rates of OSA than the general pediatric population
    - 50-patient investigator-initiated trial in process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients[1]

Product Pipeline

- 5th generation neurostimulator is in the development phase
- Inspire Cloud, which has been launched, is being designed to allow physicians to monitor patient compliance and therapy efficacy

Sample Inspire Cloud Dashboard



Not actual data; for illustrative purposes only.

1. *Published in JAMA Otolaryngology – Head & Neck Surgery.*

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Inspire Cloud: Longitudinal Care

Longitudinal Care



Inspire cloud
Care Team
Referral Network

Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018



DAILY UTILIZATION (last 3 weeks)
Therapy Start
Therapy On
Therapy Paused
Not Available
12:00
14:00
16:00
18:00
20:00
22:00
00:00
2:00
4:00
6:00
8:00
10:00
12:00
PATIENT AMPLITUDE CHANGES (Since 13 Jun 2016 - 231 nights)
AMPLITUDE CHANGE (V)
1.8 ▶ 2.0
PATIENT AMPLITUDE CHANGES
0.7 per night
INTIAL PATIENT CONTROL (V)
1.8 - 2.2
PERCENT USED
4 %
11 %
46 %
14 %
9 %
5 %
3 %
AMPLITUDE (V)
< 1.6
1.6
1.7
1.8
1.9
2.0
> 2.0

Not actual data; for illustrative purposes only.

- Monitors Adherence
- Generates Complete Patient Therapy Reports
- Insight into Center-Wide Therapy Outcomes
- Strengthens the Referral Network
- Creates Care Coordination Hub
- Fits into Existing Sleep Clinic Workflows

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Reimbursement © Inspire Medical Systems, Inc. 21 All Rights Reserved INSPIRE CONFIDENTIAL

Our Team is Focused on All Aspects of Reimbursement, which Include Coding, Payment and Coverage Coding Payment Coverage • Physician • Physician • Medicare • Facility • Facility • Commercial • Neurostimulator and stimulation • 2019 National Medicare average • Over 375 commercial payors in the lead: CPT code 64568 for Cranial facility payment of approximately U.S. have paid for the Inspire Nerve Stimulator $27,700 procedure, mostly through prior authorization • Sensing lead: CPT code 0466T • Proposed 2020 National Medicare (Category III) payment ~ $29,000 • Medicare payment in most MACs • Physician society working to • Covers the cost of the device and • Government contract for VA / convert to a Category I code the procedure for implantation Military hospitals 2018 U.S. Implant Mix Two-pronged Approach to Reimbursement Part 1: Work with all payers to educate on the therapy 30% during annual and mid-cycle reviews to develop positive Commercial coverage policies (i.e., Aetna was a mid-cycle) 60% Medicare Part 2: Work with physicians and centers to obtain prior VA authorizations from payers as most have negative 10% coverage policies today, yet approve procedures after appeal cycles © Inspire Medical Systems, Inc. 22 All Rights Reserved INSPIRE CONFIDENTIAL

Developing Positive Coverage Policies – Currently, 41 Policies Covering 142 Million Lives United Anthem 14 BCBS Cigna Healthcare Plans: (15M) (41M) California & Georgia ++ (40M) Humana HCSC BCBS (12M) BCBS Others (12M) Aetna IL/TX BCBS (15M) (22M) 25 Other BCBS Plans: MI, FEP, Highmark, Independence, NC, 13 other NJ, CA, TN, AL, MA, Regence, Premera, Medicare: regional LA, Excellus, Focus on local payments plans Wellmark, SC, etc. (9M) (55M) 12 Medicare MAC 26 (of 36) BCBS policies issued Jurisdictions covering 70M lives since Jan 2019 Indicates Insurers with Positive Coverage Policies or positive technical assessments © Inspire Medical Systems, Inc. 23 All Rights Reserved INSPIRE CONFIDENTIAL

U.S. Commercial Prior Authorization Submissions Continued focus on Prior Authorization Submissions Total Submissions • Q3 2018 included a bolus of Aetna resubmissions following the issuance of the coverage policy 2019: 1,457 (H1 ‘19) • Q1 2019 is revised as there were 34 additional submissions not included in prior quarter reporting (these were second submissions as a result of a new positive 2018: 2,477 insurance policy) 2017: 1,506 2016: 960 Past Quarter Submissions 800 70 722 735 700 661 619 639 60 600 558 50 488 500 445 40 400 303 30 268 270 56 57 300 258 51 209 225 48 49 43 20 Quarterly Total Submissions Total Quarterly 38 200 34 21 20 21 23 10 Submissions Average Weekly Quarterly 100 16 17 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Qtrly Weekly Average Submissions Qtrly Total Submissions © Inspire Medical Systems, Inc. 24 All Rights Reserved INSPIRE CONFIDENTIAL

U.S. Commercial Prior Authorization Approvals Many patients who are willing to work through the Total Approvals process are approved; shortly after approval, 2019: 1,024 (H1 ‘19) the process shifts to scheduling the placement 2018: 1,230 of the Inspire system. 2017: 583 2016: 330 Past Quarter Approvals 581 600 50 45 500 443 40 395 35 400 373 30 300 25 249 213 45 190 20 200 34 Quarterly Quarterly TotalApprovals 126 133 134 29 30 15 96 103 19 10 100 59 72 16 15 Quarterly Weekly Average Approvals 8 10 10 10 5 5 7 6 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Qtrly Weekly Average Approvals Qtrly Total Approvals © Inspire Medical Systems, Inc. 25 All Rights Reserved INSPIRE CONFIDENTIAL

The Prior Authorization Metrics are Steadfastly Improving with Every New Positive Coverage Policy

Case-by-Case Submissions, Reviews & Approvals Process

Prepare/Submit an Prior Authorization → *If denied* → Prepare/Submit a 1st level appeal → *If denied* → Prepare/Submit a 2nd level appeal → *If denied* → Prepare/Submit an EMR appeal (External Medical Review)

Approval typically takes approximately 2-3 months (2019 mean time to approval improved but still early in the FY)

Prior Authorization Approval Track Record Following a Complete Appeal Review Cycle

Percentage of Patient Approvals – 2018



75%
+2,477[1]
15%
10%
Approved
Denied at EMR
Dismissed

Percentage of Patient Approvals – 2019 YTD



90%
+1,457[2]
8%
2%
Approved
Denied at EMR
Dismissed

Overall approval rates are ~55% as many patients do not receive a full review (drop out or are blocked)

≈72% in 2019

1. *Indicates number of patient submissions in 2018*
2. *Indicates number of patient submissions in 2019*

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Commercial Development © Inspire Medical Systems, Inc. 27 All Rights Reserved INSPIRE CONFIDENTIAL

We have a Targeted Approach to Market Development and Patient Outreach

Market Development

- ✓ Inspire has built a referral network with physicians across the treatment continuum
- ✓ Differentiated marketing engine capable of generating demand through patient channels


Direct-to-Patient Channels / Self-Referred
Cardiac Practice / EP[1] Referrals
Dental Practice Referrals
Inspire Program Core Team
Sleep Practice Referrals
Sleep Practice Refer and Manage

Direct-to-Patient Outreach Machine

Company Sponsored: Facebook, Google, SiriusXM, Local Radio

Public Relations: CBS This Morning, NBC News, FOX 5, WCVB 5, Physician to Physician, Patient Word of Mouth

1st Half 2019 Website Results



2M Visitors (+48% YoY)	341K Doctor Searches (+41% YoY)	21K Doctor Contacts (+31% YoY)

1. Electrophysiologists (EP)

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© Inspire Medical Systems, Inc.
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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm

Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm



Sleep Centers
Patients
Inspire
Sleep Apnea Innovation
ENT Physicians

Sales Organization

- 59 Territory Managers (reps) in U.S. and 7 in Europe
  - Managed by Regional Sales Managers (10)
  - Supported by Therapy Awareness Managers and Field Clinical Representatives
- Target for each rep to manage 5 – 8 active centers per territory

- ✓ Focus on building long-lasting physician relationships
- ✓ Encourage and sponsor additional publications of clinical data
- ✓ Support physicians through all aspects of a case
- ✓ Increase awareness through training and education
- ✓ Identify new regions with high-volume medical centers
- ✓ Continue various direct-to-patient marketing initiatives

Summary: Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure, including Regional Managers and staff to cover implant cases and activations

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Keys To Driving a Strong Territory

Territory Manager Strategy

- **New Centers and Territory Framing**
  - Leading with four Area Vice-Presidents
  - Building Regional Manager Team; targeting 13 RMs by the end of 2019
  - Adding Field Clinical Reps (FCRs) to support implants
- **Continue adding Territory Managers**
  - Ended Q2 2019 with 59 U.S. Territory Managers (added 6 in Q2 2019)
- **Sales Training**
  - Inspire University conducted quarterly for new employees
- **Free up selling time for tenured reps to focus on driving patient flow**
  - Invest in FCRs to cover cases and activations

How TMs Spend their Time


Find The Right Centers
Attend DISE, Cases & Follow up
Manage Prior Authorization, Coding & Payment
Drive Patient Flow & Practice Readiness
FCRs to Support

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INSPIRE CONFIDENTIAL

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes © Inspire Medical Systems, Inc. 31 All Rights Reserved INSPIRE CONFIDENTIAL

The Inspire Control System



Prevalence Pool
17M people in the U.S. with OSA, of which ≈25% could be treated with Inspire
Incidence Pool
500k new cases per year who could be treated using Inspire
End Goal: Strong Patient Outcomes
Question 1: How to find these patients and connect them to the proper healthcare provider?
Question 2: How to improve the yield to increase contacts to healthcare providers?
Question 3: How to direct patients to the correct physician to prevent unnecessary visits?
Question 4: How to improve time and approval rates from insurance companies?
Question 5: How to scale the business without losing quality in patient outcomes?
Continuous addition of new sales reps and opening new hospitals
Direct-to-Patient Outreach Process
Patient makes appointment to see doctor
Physician Appointment
≈50% are new sleep apnea patients and need to try CPAP first
≈25% of patients are not proper candidates
≈25% are good Inspire candidates
Patient proceeds for insurance approval
Insurance Approvals
• 142M covered lives in the U.S.
• Policies significantly improve approval rates and reduces time to approval
• Many patients still required to go thru prior auth process
• Medicare is closely tracked and expect formal LCDs in 2019
Patient scheduled for Inspire
Patient receives Inspire

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Financials © Inspire Medical Systems, Inc. 33 All Rights Reserved INSPIRE CONFIDENTIAL

Quarterly Revenue ($ in Millions) 2019 Revised Outlook: FY2019 revenue of $73M - $75M, up 44% - 48% from FY2018 revenue of $50.6M $18.0 (Prior guidance of $69M - $72M following Q1 2019 results) $16.6 $16.3 $13.1 $10.9 $10.0 $10.0 $7.3 $6.0 $5.3 $4.7 $5.2 $3.6 $3.0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 151% 170% 121% 89% 79% 69% 56% 91% 90% 81% 80% 66% 62% 65% % YoY Revenue Growth © Inspire Medical Systems, Inc. 34 ____________________ Quarterly amounts are unaudited All Rights Reserved INSPIRE CONFIDENTIAL

Annual Revenue and Gross Margins Annual Revenue ($ in millions) Annual Gross Margin 2016 – 2018 CAGR: 75.7% 2016-2018 Improvement: +390bps Guidance [$72-75] Guidance [81-83%] 80.1% $50.6 78.9% $28.6 76.2% $16.4 2016 2017 2018 2019 2016 2017 2018 2019 2019 Revised Outlook: FY2019 revenue of $72M - $75M, up 44% - 48% from FY2018 revenue of $50.6M (prior guidance of $69M - $72M). FY2019 gross margin between 81% - 83% (prior guidance of 80% - 82%) © Inspire Medical Systems, Inc. 35 All Rights Reserved INSPIRE CONFIDENTIAL

In Q2 2019, Inspire Experienced Strong YoY Growth YoY Revenue ($ in millions) YoY Gross Margin YoY Growth: 65% $18.0 YoY Increase: 200bps Territory Managers EQ2 2019: 59 82.8% EQ2 2018: 36 Q2 2018 & 2019 Revenue Mix $10.9 US OUS 13% 80.8% 87% Q2 2018 Q2 2019 Q2 2018 Q2 2019 © Inspire Medical Systems, Inc. 36 All Rights Reserved INSPIRE CONFIDENTIAL

Our Growth Strategies � Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training � Promote awareness among patients, ENT physicians, sleep centers, and referring physicians � Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy � Leverage the prior authorization model while we work in parallel with payors to develop positive coverage policies � Invest in research and development to drive innovation and expand indications � Further penetrate existing and expand into new international markets © Inspire Medical Systems, Inc. 37 All Rights Reserved INSPIRE CONFIDENTIAL

Our Innovative Inspire Solution has a Significant First Mover Advantage

Compelling Market Opportunity

- Large and growing prevalence of OSA
- Significant economic cost of untreated OSA
- Urgent clinical need for an effective alternative to CPAP
- ~$10bn annual market opportunity in the U.S.

Inspire Therapy is Strongly Positioned

- **FDA PMA approval since 2014**
  - More than 6,000 patients treated at over 270 medical centers across the U.S. and Europe
- **Significant payor experience**
  - 142 million covered lives in the U.S.
  - Leverage highly effective prior authorization model
  - Over 1,500 individual patient submissions in 2017, over 2,450 in 2018, and over 1,450 in H1 2019
- **Evidence of safety and 5-year long-term sustained efficacy**
  - Consistent results across four sponsored and 18 independent clinical studies evaluating ~1,679 patients
  - Ongoing enrollment of 2,500 patient ADHERE patient registry (>1,000 patients enrolled thru 1H 2019)
- **Differentiated products built on years of development**
  - Closed loop system that leverages our pressure sensing lead and proprietary algorithm
  - Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

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